EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statements of NB&T Financial Group, Inc. on Form S-8, filed on March 23, 1995, of our report dated February 5, 2002, on the 2001 Consolidated Financial Statements of NB&T Financial Group, Inc.



                                       /s/ J.D. Cloud & Co. L.L.P.
                                       -------------------------------
                                       J.D. Cloud & Co. L.L.P.


Cincinnati, Ohio
March 20, 2002

                                 -1-